Exhibit 32.1

Certification under Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the quarterly report on Form 10-Q of Xenith Bankshares, Inc. (the “Company”) for the period ended September 30, 2016 to be filed with the Securities and Exchange Commission (“Report”), we, T. Gaylon Layfield, III, Chief Executive Officer, and Thomas W. Osgood, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(a)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(b)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. Gaylon Layfield, III
T. Gaylon Layfield, III
Chief Executive Officer
Date: November 14, 2016

/s/ Thomas W. Osgood
Thomas W. Osgood
Chief Financial Officer
Date: November 14, 2016